UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2010

Joe's Jeans Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-18926	11-2928178
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2340 S Eastern Ave, Commerce, California		90040
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	323-837-3700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 5, 2010, Joe’s Jeans Inc. (the "Company") and The CIT Group/Commercial Services Inc. ("CIT") entered into an agreement that amends and supplements the Company’s existing Factoring Agreement previously disclosed and entered into in June 2001, as amended, and previously filed with its periodic filings as Exhibit 10.4 to Quarterly Report on Form 10-Q for the period ended August 30, 2003 filed on October 14, 2003, Exhibit 10.6 to Quarterly Report on Form 10-Q for the period ended May 31, 2003 filed on July 15, 2003, Exhibit 10.1 to the Current Report on Form 8-K filed on October 30, 2007 and Exhibit 10.1 to the Current Report on Form 8-K filed on March 17, 2009 (the "Amendment" and "Agreement," respectively). The Amendment primarily provides for a change in the fees associated with factoring with CIT as follows: (i) for the period commencing July 1, 2010 through June 30, 2011, a reduction in factoring fees on Factor Risk Accounts from six tenths of one percent (0.60%) to fifty-five hundredths (0.55%) of all Factor Risk Accounts up to $40 million and one half of one percent (0.50%) of Factor Risk Accounts in excess of $40 million; (ii) commencing July 1, 2011, one half of one percent (0.50%) of Factor Risk Accounts in excess of $40 million; and (iii) for all periods, a reduction in factoring fees from four-tenths of one percent (0.40%) to thirty-five hundredths (0.35%) of the gross face amount for all Client Risk Accounts. The Amendment further provides and clarifies the ability of the Company to terminate the Agreement and related agreements (i) upon 60 days advanced notice if the minimum factoring fees have been paid for the respective period; or (ii) immediately in the event CIT fails to fund the Company for amounts for a period of five (5) consecutive business days for amounts it has available to it under the formula for determining availability under the Agreement. The Amendment also modifies the period in which the Company has to cure a default from ten days to thirty days and provides general non-material clean up to some of the language in the Event of Default section of the Agreement.

The preceding description of the Amendment is a summary of the material terms, does not purport to be complete, and is qualified in its entirety by the copy of the agreement which is filed herewith as Exhibit 10.1. Exhibit 10.1 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number Description
10.1 Amendment to Factoring Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Joe's Jeans Inc.

May 11, 2010	By:	/s/ Marc B. Crossman

Name: Marc B. Crossman
Title: President & CEO

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to Factoring Agreement